UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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IMAGEWARE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2005

To our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Imageware Systems, Inc. (the “Company”) will be held at 11:00 a.m., local time, on December 15, 2005 at the Radisson Suite Hotel, Rancho Bernardo, 11520 West Bernardo Court, San Diego, California  92127 for the following purposes:

1.  To consider and vote upon a proposal to change the state of incorporation of the Company from California to Delaware (the “Delaware Reincorporation”) by merging the Company into its wholly owned subsidiary, Imageware Systems, Inc., a Delaware corporation (“Imageware Delaware”) pursuant to the Agreement and Plan of Merger, dated October 27, 2005, between the Company and Imageware Delaware;

2.  To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof, including any motion to adjourn to a later date to permit solicitation or receiving of additional proxies necessary to achieve a quorum or a favorable vote on Proposal 1.

Shareholders of record as of the close of business on November 1, 2005 are entitled to notice of, and to vote at the meeting and any postponement or adjournment thereof.

Whether or not you expect to be present please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,

/s/ Wayne Wetherell

Wayne Wetherell
Sr. V.P. and CFO

San Diego, California

October 28, 2005

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON.  THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.  SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

The enclosed proxy is solicited on behalf of Imageware Systems, Inc., a California corporation, for use at our special meeting of shareholders to be held on December 15, 2005, beginning at 11:00 a.m. local time, at The Radisson Suite Hotel, Rancho Bernardo, 11520 West Bernardo Court, San Diego, California  92127.  The purpose of this proxy statement is to solicit proxies from the holders of our Common Stock and our Series B Preferred Stock.

The approximate date that this proxy statement, the accompanying notice of special meeting and the enclosed form of proxy are being sent to shareholders is November 15, 2005.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the special meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the proposal to change our state of incorporation from California to Delaware (the “Delaware Reincorporation”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated October 27, 2005, between the Company and Imageware Systems, Inc., a newly formed Delaware corporation (“Imageware Delaware”).

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, November 1, 2005, are entitled to receive notice of the special meeting and to vote the shares of common stock and Series Preferred B Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of shareholders?

On this record date, there were [                   ] shares of common stock outstanding and entitled to vote and [                   ] shares of Series B Preferred Stock outstanding and entitled to vote.  The holders of common stock will have one vote for each share of common stock they own as of November 1, 2005.  The holders of Series B Preferred Stock will have one vote for each share of common stock into which their shares of Series B Preferred Stock are convertible as of November 1, 2005, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share.  As of November 1, 2005, each share of Series B Preferred Stock was convertible into approximately [                   ] shares of common stock.

Shareholder of Record:  Shares Registered in Your Name

If on November 1, 2005, your shares of common stock were registered directly in your name with Imageware’s transfer agent, ComputerShare Trust Company, then you are a shareholder of record.  If on November 1, 2005, your shares of Series B Preferred Stock were registered directly in your name with the Company, then you also are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:  Share Registered in Your Name

If on November 1, 2005, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the special meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Who may attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.  Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the Company’s outstanding shares of common stock entitled to vote (determined on an as-converted basis) are represented by votes at the meeting or by proxy.  On the record date, there were [             ] shares of common stock entitled to vote constituting [             ] votes, and [             ] shares of Series B Preferred Stock constituting [             ] votes outstanding and entitled to vote.  Thus, holders of common stock and Series B Preferred Stock with at least [             ] votes must be represented at the meeting or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the shares present at the meeting to another date.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct.  If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.  “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may revoke the proxy and change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors.  Each of the board’s recommendations is set forth together with the description of each item in this proxy statement.  In summary, the board recommends a vote “for” the Delaware Reincorporation and the proposal to adjourn, if necessary.

Our board of directors does not know of any other matters that may be brought before the meeting.  In the event that any other matter should properly come before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve the Delaware Reincorporation?

The holders of our common stock and Series B Preferred Stock will vote together as a class with respect to the Delaware Reincorporation.  The affirmative vote of a majority of the outstanding shares of common stock (either in person or by proxy) is required to approve the Delaware Reincorporation.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

What are the effects of “broker non-votes”?

If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon, including the Delaware Reincorporation.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters.  Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum.  As a result, “broker non-votes” will have the effect of a vote against the Delaware Reincorporation.

Who will pay for the preparation of the proxy?

We will pay the cost of preparing, assembling, and mailing the proxy statement, notice of meeting, and enclosed proxy card.  In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Our principal executive offices are located at 10883 Thornmint Road, San Diego, California  92127, and our telephone number is (858) 673-8600.  A list of shareholders entitled to vote at the special meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any shareholder.

Householding

We are sending only one proxy statement to street-name shareholders who share a single address unless we received contrary instructions from any shareholder at that address.  This practice known as “householding,” is designed to reduce our printing and postage costs.  However, if any shareholder residing at such an address wishes to receive a separate proxy statement in the future, they may telephone our Corporate Secretary at (858) 673-8600, or write to him at Imageware Systems, Inc., 10883 Thornmint Road, San Diego, California  92127.  If you are receiving multiple copies of our special report and proxy statement, you can request householding by contacting the Secretary in the same manner.

PROPOSAL ONE

APPROVAL OF REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

INTRODUCTION

The Company is presently a California corporation with two classes of shares outstanding. The Board has unanimously approved and recommends that the holders of the Company’s outstanding shares approve the merger of the Company with and into a newly formed Delaware corporation, Imageware Systems, Inc., a wholly owned subsidiary of the Company.  The Delaware corporation will be the surviving corporation in the merger, and the sole purpose of the merger is to change the Company’s jurisdiction of incorporation from California to Delaware.  Throughout this Proposal One, the terms “Imageware California” or the “Company” refer to Imageware Systems, Inc., the existing California corporation, and the term “Imageware Delaware” refers to the new Delaware corporation that is the proposed successor to Imageware California.  The principal executive offices of both Imageware California and Imageware Delaware are located at 10883 Thornmint Road, San Diego, California  92127., and the telephone numbers of both Imageware California and Imageware Delaware are (858) 673-8600.

Imageware Delaware was incorporated under the Delaware General Corporation Law (the “DGCL”) on October 26, 2005 under the name Imageware Systems, Inc., for the purpose of merging with Imageware California.  As of the date and time immediately prior to the effective date of the reincorporation merger, if the reincorporation merger is effected, Imageware Delaware will have no material assets or liabilities and will not have carried on any business other than to endorse the proposed merger with Imageware California.

We initially considered the possibility of reincorporating earlier this year in connection with our evaluation of incorporating a shareholders’ rights plan.  Management, with the assistance of its advisers, initially analyzed the possibility of implementing such a plan under California law.  Members of our management noted that California law places several restrictions on a corporation’s ability to successfully defend any rights plan and concluded that such restrictions would limit the effectiveness of any shareholder’s rights plan we adopted.

In evaluating possible alternatives, we considered reincorporating to Delaware and undertook a review of the advantages and disadvantages of changing our state of incorporation from California to Delaware.  As discussed in “Principal Reasons for the Proposed Reincorporation,” in addition to the flexibility Delaware law provides with respect to shareholder rights plans, management believes that reincorporation in Delaware would also be beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including California corporate law.

In addition, management believes that Delaware law is better suited than California law to protect shareholder’s interests in the event of a non-solicited takeover attempt.  We are not, however, aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or to take any action that would materially affect the governance of the Company.  In this regard, we are not proposing any material changes to our organizational documents to adopt any anti-takeover strategies in connection with the reincorporation.

On October 21, 2005 our board met with management and its advisors to discuss the advantages and disadvantages of reincorporating in Delaware, the mechanics of reincorporating and possible changes to our organizational document associated with a reincorporation.  The Board unanimously determined that the reincorporation was in the best interest of the Company and approved a resolution to move forward with the reincorporation process.  On October 21, 2005 our Board unanimously approved the Agreement and the Plan of Merger (the “Merger Agreement”),  the Certificate of Incorporation of Imageware Delaware (the “Delaware Certificate”) and the Bylaws of Imageware Delaware (the “Delaware Bylaws”).

Because Imageware Delaware will be governed by the DGCL and will have new organizational documents, if the reincorporation proposal is approved, the proposed reincorporation will result in certain changes in your rights as a shareholder.  These differences are summarized under the sections entitled “Comparison of the Charters and

Bylaws of Imageware California and Imageware Delaware” and  “Significant differences between the corporation laws of California and Delaware.”

Our board has unanimously approved and, for the reasons described below, recommended that you approve the proposal to reincorporate the Company’s state of incorporation from California to Delaware.  If approved by shareholders, we expect that the reincorporation merger will become effective as soon as practicable (the “Effective Date”) following our meeting of shareholders.  If shareholders do not approve the reincorporation merger, we would not consummate the reincorporation merger and we would continue to operate as a California corporation.

IN ORDER FOR THE PROPOSED REINCORPORATION TO BE EFFECTIVE, A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE PROPOSAL ONE.  SEE “VOTE REQUIRED FOR REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS RECOMMENDATION” BELOW.

YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION MERGER.

MECHANICS

The proposed reincorporation would be effected pursuant to the Merger Agreement in substantially the form attached as Appendix A.  The discussion of the reincorporation merger and the Merger Agreement set forth below is qualified in its entirety by reference to the Merger Agreement.  Upon completion of the reincorporation merger, Imageware California will cease to exist and Imageware Delaware, which would be the surviving corporation in the reincorporation merger, would continue to operate our business under the name Imageware Systems, Inc.

Upon the Effective Date, each outstanding share of common stock of Imageware California will be automatically converted into one share of common stock of Imageware Delaware.  Each stock certificate representing issued and outstanding shares of common stock of Imageware California will continue to represent the same number of shares of common stock of Imageware Delaware.  If Imageware California and Imageware Delaware effect the Reincorporation Merger, you would not need to exchange your existing stock certificates of Imageware California for stock certificates of Imageware Delaware.  You may, however, exchange your certificates if you so choose.

The common stock of Imageware California is listed on the American Stock Exchange and, after the Reincorporation Merger, Imageware Delaware’s common stock will continue to be traded on the American Stock Exchange without interruption, under the same symbol “IW” as the shares of common stock of Imageware California are currently traded.

Pursuant to the Merger Agreement, Imageware California and Imageware Delaware promise to take all actions that Delaware law and California law require for Imageware California and Imageware Delaware to effect the reincorporation merger.

The reincorporation merger would only make a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this proxy statement.  The reincorporation merger would not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of the Company.  We believe that the proposed reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue and be assumed by the surviving corporation.

If the reincorporation merger is effected, all employee benefit plans of Imageware California (including all stock options and other equity based plans) will be assumed and continued by the surviving corporation.  Approval of the reincorporation merger will also constitute approval of the assumption of these plans by Imageware Delaware.

Each stock option and other equity based award issued and outstanding pursuant to such plans would be converted automatically into a stock option or other equity based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

VOTE REQUIRED FOR REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS RECOMMENDATION.

California law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of Imageware California to approve the Merger Agreement pursuant to which Imageware California and Imageware Delaware would effect the reincorporation merger.  Approval of the reincorporation merger Proposal would also constitute an approval of the Merger Agreement and therefore the reincorporation merger.  A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.  If the shareholders approve the Merger Agreement and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the Effective Date would respectively become the Certificate of Incorporation and Bylaws of the surviving corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REINCORPORATION.  THE EFFECT OF AN ABSTENTION OR A BROKER NON VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE REINCORPORATION

For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state.  Of the publicly-held companies headquartered in California with a market capitalization of more than $25 million dollars, more than two thirds are incorporated in Delaware and more than 58% of Fortune 500 companies are incorporated in Delaware.  In furtherance of Delaware’s policy to encourage corporations in that state, Delaware has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that have been responsive to the evolving legal and business needs of corporations organized under Delaware law.  The Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions.  Management also believes that Delaware law is better suited than California law to protect shareholder’s interests in the event of an unsolicited takeover attempt.  We are not aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or take any action that would materially affect the governance of the Company.

Additionally, our management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as a California corporation in part because Delaware law provides more predictability with the issue of liability of directors and officers than California law does.  The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties.  The amount of time and money required to respond to and litigate such claims can be substantial.  Although California law and Delaware law both permit a corporation to include a provision in the corporation’s Articles or Certificate, as the case may be, that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware as stated above, provides to directors and officers more predictability than California does and, therefore, provides directors and officers of a Delaware corporation a greater comfort as to their risk of liability than the comfort afforded under California law.  Our Board, therefore believes that the proposed reincorporation may be a significant factor in continuing to attract and retain such individuals, and in freeing them to make corporate decisions on their own merits and for the benefit of shareholders, rather than out of a desire to avoid personal liability.  For additional discussion of this matter, see “Significant Differences Between the Corporation Laws of California and Delaware - Indemnification and Limitation of Liability.”

Our Board of Directors and management have considered the following benefits of Delaware’s corporate legal framework in deciding to propose reincorporating in Delaware:

•                          The DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•                          The Delaware General Assembly, which each year considers and adopts statutory amendments that the corporation law section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•                          The Delaware Court of Chancery, which handles complex corporate issues with the level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court which is highly regarded;

•                          The well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

•                          The responsiveness and efficiency of the division of corporations of the Secretary of State of Delaware, which uses computer technology that is on the cutting edge.

Any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations.  For the reasons discussed in this Proxy Statement, we believe that the Company and our shareholders will benefit in the near and longer term from reincorporating in Delaware.

COMPANY

The reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, including those described in this proxy statement. The reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company.  The current directors and officers of the Company will become the directors and officers of Imageware Delaware. All employee benefits and stock options of Imageware California will be assumed and continued by Imageware Delaware, and each option or right to purchase shares of Imageware California Common Stock will automatically be converted into an option or right to purchase the same number of shares of Imageware Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Other employee benefit arrangements of Imageware California will also be continued by Imageware Delaware upon the terms and subject to the conditions currently in effect.  As noted above, after the merger the shares of Imageware Delaware Common Stock will continue to be quoted without interruption on the American Stock Exchange under the same symbol IW.  The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that Imageware California’s rights and obligations under such material contractual arrangements will continue and be assumed by Imageware Delaware.

Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California does not permit dissenter’s rights in connection with the proposed reincorporation.

ANTI-TAKEOVER IMPLICATIONS

Delaware, like many other states, permits a corporation to adopt a number of measures through the amendment of the corporate charter or bylaws which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts.  It should be noted, however, the reincorporation was NOT proposed to prevent such a change in control, and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.  Our Board of Directors in its last meeting held October 21, 2005, following a presentation by management and its advisors approved and adopted a resolution authorizing management to move forward in the implementation of a Shareholder’s Rights Plan to enhance the Board’s ability to negotiate with an unsolicited bidder.  With respect to the implementation of a Shareholder’s Rights Plan, Delaware law is preferable to California law because of substantial judicial precedent on the legal principles applicable to such a defensive strategy.  As a California corporation, or a Delaware corporation, we could implement the same defensive measure as a Delaware corporation, however, we would benefit from the predictability of Delaware law on such matters.

Certain differences between California and Delaware law, which would be effective upon consummation of the reincorporation merger without further action of our Board or shareholders, could have a bearing on unapproved takeover attempts.  Section 203 of the DGCL, which Imageware Delaware does not intend to opt out of, restricts “certain business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination.  For a discussion of the differences between the laws of California and Delaware that may affect the shareholders see “Significant  Differences Between the Corporation Laws of California and Delaware” discussed below.

The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company, to Imageware Delaware, and to the owners of their securities because, among other reasons, a non-negotiated takeover bid:  (i) may be timed to take advantage of temporarily depressed share prices; (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) may involve the acquisition of only a controlling interest in the corporation’s shares, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation’s business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.

Despite the belief of the Board as to the benefits to shareholders of the reincorporation merger, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by Imageware Delaware’s board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of Imageware Delaware, such provisions could make it more difficult to change Imageware Delaware’s existing board of directors and management.

COMPARISON OF THE CHARTERS AND BYLAWS OF IMAGEWARE CALIFORNIA AND IMAGEWARE DELAWARE

There are significant similarities between the Delaware Certificate and the Company’s current amended and restated articles of incorporation (the “California Articles”).  For example, both the Delaware and the California Articles provide for the authorization of 54,000,000 shares of common stock and 4,000,000 shares of preferred stock. The Delaware Certificate and the California Articles each provide that the Board is entitled to determine the rights, preferences, privileges and restrictions of the authorized but unissued preferred stock at the time of issuance which would provide the Company the ability, among other things, to adopt a Shareholders Rights Plan as an anti-takeover strategy.  In addition, neither the Delaware Certificate nor the California Articles provide for a classified Board of Directors.

We have also provided that the Delaware Certificate and Delaware Bylaws contain certain provisions that will enable shareholders of Imageware Delaware to have rights similar to those that are automatically applicable to Imageware California but that are not required by Delaware law.  Specifically, under California law holders of ten percent of the Company’s shares have the right to call special meetings of shareholders; the Delaware Bylaws would provide shareholders of Imageware Delaware the same right.  In addition, under California law, shareholders have the right to take action in lieu of a meeting by unanimous written consent; shareholders of Imageware Delaware will have the same right because the Delaware Certificate does not preclude shareholders from acting by written consent.

The following discussion is a summary of the material differences between the California Articles and bylaws (“California Bylaws”) of Imageware California and the Delaware Certificate and Delaware Bylaws.  All statements herein are qualified in their entirety by reference to the respective corporation laws of California and

Delaware and the full text of the California Articles and California Bylaws and the Delaware Certificate and Delaware Bylaws.  Approval by our shareholders of the reincorporation merger will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and the Delaware Bylaws.  A copy of the Delaware Certificate is attached hereto as Appendix D and a copy of the Delaware Bylaws is attached hereto as Appendix E.  The California Articles and California Bylaws are on file with the SEC and are available from the Company upon request.

Capitalization

                Although there will be no change to the number and classes of shares authorized, the Delaware Certificate excludes a provision that is currently found in Article III, Part A of the California Articles, which provides that if the capitalization paragraph of the California Articles is amended, each outstanding share of common stock of the corporation shall be changed into .1895734 of one share of common stock.  The intent of this provision was to effect a reverse stock split to the stock of Imageware California, which occurred on November 29, 1999. The omission of this provision from the Delaware Certificate does not in any way affect the rights, preferences or privileges of the holders of the Common or Series B Preferred Stock.  Any holder of Series B Preferred Stock that has not yet converted to common shares, will, upon conversion, have an adjustment to the conversion price of their shares to reflect that following the reverse stock split each share of common stock was converted into .1895735 shares of common stock.

Cumulative Voting.

Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected, multiplied by the number of shares registered in such shareholders name.  The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees.  Under California law, shareholders of the corporation have the right to cumulative voting unless the corporation has outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or has outstanding securities qualified for trading on the NASDAQ national market and the corporation ops out of cumulative voting.  Shareholders of the Company currently have the right to cumulative voting.

Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a Company’s charter or bylaws.  The Delaware Certificate will not provide the cumulative voting.  Therefore, shareholders would not have the right to cumulative voting if the reincorporation proposal is approved.

Size of the Board of Directors

California law provides that the number of directors of the corporation may be fixed in the Articles of Incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the Board of Directors given authority to fix the exact number of directors within such range.  The California Bylaws establish a range of four to seven for the number of directors and authorize the Board to fix the exact number of directors within the range by resolution or unanimous written consent.  The number of directors is currently set at 6.  Changes in the size of the Board of directors outside such set limits can only be adopted with the approval of holders of a majority of the outstanding voting stock of the Company.  Under California law, no subsequent amendment seeking to reduce the authorized number of directors below 5 can be implemented if a number of shares equal to or greater than sixteen and two-thirds percent (16 2/3%) of the total outstanding shares are voted in opposition to the amendment.

Delaware law provides that the number of directors of a corporation, or the range of authorized directors may be fixed or changed by the Board of Directors acting alone by amendment to the corporation’s bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the Certificate of Incorporation, in which case shareholder approval is required.  The Delaware Bylaws also establish a range of four to seven for the number of directors and provides that the number of directors shall be fixed within these limits from time to time by resolution of a majority of the directors.  The shareholders will not have the right to fix the number of directors within these limits.  Unlike under the California Bylaws, changes in the size of the Board outside of these limits can be adopted by amending the Delaware Bylaws which can be amended either by the holders of the majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the Board other than one created by removal of a director may be filled by the Board.  If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director.  A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation’s articles of incorporation or by a bylaw provision approved by the corporation’s shareholders.  Neither the California Articles nor the California Bylaws permit directors to fill vacancies created by the removal of a director, except under certain limited circumstances.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation’s Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship).  The Delaware Bylaws provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of Imageware Delaware, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Monetary Liability of Directors.

The California Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states.  The provision eliminating monetary liability of directors set forth in the Delaware Certificate is potentially more expansive than the corresponding provision in the California Articles due to differences between California and Delaware law.  For a more detailed explanation of the foregoing, see “Significant Differences Between the Corporation Laws of California and Delaware - Limitation of Liability and Indemnification,” below.

Indemnification.

The Delaware Certificate permits Imageware Delaware to indemnify its officers and directors to the fullest extent permitted under Delaware law.  The Delaware Bylaws require Imageware Delaware to indemnify and hold harmless each person who was or is a party, or threatened to be made a party, or is involved in any proceeding by reason of the fact that he or she is or was, or has agreed to become, a director, officer, employee or agent of Imageware Delaware, or is or was serving at the request of Imageware Delaware as a director, officer, or employee, or in a similar capacity with another entity, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, (including attorney’s fees), judgments, fines and amounts paid in settlement reasonably incurred and suffered by or for him or her in connection with such proceeding or in any related appeal, provided that if the proceeding was initiated by the indemnified person, such proceeding must be authorized by the board of directors of the corporation.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

The California Articles authorized the Company to provide indemnification of agents for breach of duty to the Company and its shareholders and the California Bylaws require the Company to indemnify its directors to the fullest extent not prohibited under California law.  In addition, the California Bylaws allow the Company to indemnify its officers, employees and agents pursuant to California law.

For a further discussion of indemnification see the paragraph below entitled “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”

Bylaw Amendments.

Under California law, the Bylaws may be amended by either the affirmative vote of the majority of the outstanding shares entitled to vote, or subject to certain limitations, by approval of the Board.  The California Articles provide that the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws, other than a Bylaw changing the maximum or minimum number of directors or changing whether the Board is fixed or variable, which may only be adopted by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors.

The Delaware Certificate provides that the Bylaws may be adopted, repealed, altered or amended by either the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors or by approval of the Board.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

The following provides a summary of major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states’ laws.

Shareholder Approval of Certain Business Combinations

Delaware.  Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholders’ meeting by 66 2/3% of the outstanding voting shares not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that Imageware Delaware be, and Imageware Delaware has elected to be, governed by Section 203.

The Company believes that Section 203 will encourage any potential acquiror to negotiate with Imageware Delaware’s board of directors.  Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Imageware Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Imageware Delaware will confer upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Imageware Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

California.  California law provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Classified Board of Directors

A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

Delaware.  Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. Imageware Delaware’s Certificate of Incorporation and Bylaws do not provide for a classified board.

California.  Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to their charter or bylaws, which amendments must be approved by the shareholders. Imageware California’s Articles of Incorporation and Bylaws do not currently provide for a classified board.

Removal of Directors

Delaware.  Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors. Imageware Delaware’s Certificate of Incorporation and Bylaws do not provide for a classified board, and, therefore, directors can be removed with or without cause.

California.  Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect the director under cumulative voting.

Limitation of Liability

California law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s duty.

Delaware.  Imageware Delaware’s Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit a director’s monetary liability for:  (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. This provision in Imageware Delaware’s Certificate of Incorporation also does not eliminate or limit a director’s liability for violations of federal law (such as the federal securities laws) and certain state laws (including state securities laws), or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California.  California law permits California corporations to include, in their charters, a provision eliminating or limiting the monetary liability of the corporation’s directors to the corporation or its shareholders for breaches of their duties as directors, subject to exceptions that are similar but not identical to the exceptions specified by Delaware law. Imageware California’s Articles of Incorporation presently includes a comparable provision under California law.  In some circumstances, monetary liability of directors and officers could arise under California law and Imageware California’s Articles of Incorporation and Bylaws that would be eliminated under Delaware law and Imageware Delaware’s Certificate of Incorporation and Bylaws.

Indemnification

California and Delaware each have laws, similar in some respects but not identical, regarding indemnification by a corporation of its officers, directors, employees, and agents. Imageware California has indemnification agreements with its officers and directors indemnifying them to the fullest extent not prohibited under California law, and Imageware Delaware anticipates, if the Reincorporation is approved, entering into similar agreements with its officers and directors.  Although the law in this regard is not certain, shareholders who vote in favor of the Delaware Reincorporation, and thereby approve the new indemnification agreements, may be prevented from challenging the validity of the indemnification agreements in a subsequent court proceeding.

The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Imageware California made prior to the Reincorporation. Nevertheless, the Board has recognized in considering the Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company.  In the event liabilities arise from events occurring after Reincorporation, the application of Delaware law and the Imageware Delaware Certificate of Incorporation and Bylaws would result in an additional expense to the Company to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law and the Imageware California Articles of Incorporation and Bylaws. The Board believes, however, that the overall effect of the Reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

For a discussion of the indemnification provisions in California’s Articles and California Bylaws and Imageware Delaware’s Certificate of Incorporation and Bylaws, see the paragraph above entitled “The Charter and Bylaws of Imageware California and Imageware Delaware - Indemnification.”

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law and the Imageware California indemnification agreements.

Delaware.  Delaware law generally permits the indemnification of expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of a direct, derivative, or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors or a committee of the board, by independent legal counsel, or by the stockholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any action by the corporation, including any derivative action, in which the person was adjudged liable.

Delaware law requires indemnification of reasonable defense expenses incurred by a director or officer, in any such proceeding, to the extent the director or officer was successful in the defense of the proceeding.  Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Delaware law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification.  In addition, Delaware law authorizes a corporation to purchase insurance for the benefit of its officers and directors whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

California.  California law permits a California corporation to indemnify any director, officer, employee, or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, disinterested shareholders, or the court in which the proceeding is pending, that the individual acted in good faith and in a manner he or she believed to be in the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. California law does not permit indemnification if the person is held liable to the corporation, including in a derivative action, except to the extent that an appropriate court concludes that despite the adjudication of liability but in view of all the circumstances, the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.

California law requires indemnification of reasonable defense expenses incurred by a director, officer, employee or agent, in any such proceeding, to the extent the director, officer, employee or agent was successful in the defense of the proceeding.  Expenses incurred by an officer, director, employee or agent in defending an action may be advanced before the conclusion of a proceeding, under California law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification.  In addition, California law authorizes a corporation to purchase insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

Inspection of Shareholder List and Books and Records

Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the SEC. Finally, California law permits any shareholder, on written demand to the corporation, to inspect the corporation’s accounting books and records and minutes of proceedings of the shareholders and Board and committees of the Board for any purpose reasonably related to the shareholder’s interest as such. Delaware law also permits any stockholder of record, upon compliance with procedures specified in the Delaware General Corporation Law, to inspect a list of stockholders entitled to vote at a meeting and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder. However, Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Dividends and Repurchases of Shares

California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus, and the like. The concepts of par value, capital, and surplus exist under Delaware law. The Company has never paid a cash dividend, and Imageware Delaware does not anticipate paying cash dividends in the immediate future.

Delaware.  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

California.  Under California law, a corporation may not make any distribution to its shareholders unless either:  (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Shareholder Voting

Amendment of Charter Documents.  Under California and Delaware law, the provisions of a corporation’s charter document may be amended by the affirmative vote of the holders of a simple majority of the outstanding shares entitled to vote on such an amendment. California law permits the board of directors to amend the corporation’s articles of incorporation after shares have been issued without a vote of shareholders in certain circumstances, including to adopt an amendment effecting a stock split where a corporation has only one class of shares. Delaware law contains no comparable provision.

Statutory Mergers.  Delaware law does not require the vote of the stockholders of a Delaware parent corporation whose subsidiary is involved in a merger with another corporation unless the parent corporation itself is a “constituent corporation” in the merger. Under California law, the vote of the shareholders of a California parent corporation is required in certain circumstances when the California corporation’s subsidiary merges with another corporation. Those circumstances include the situation in which shares of the California parent corporation are issued to the shareholders of the acquired company and the shareholders of the California parent corporation immediately prior to the merger own less than [83.3]% of the California parent corporation’s shares immediately following the merger.

Both California and Delaware law generally require that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, Delaware law does not require a vote of stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the corporation’s existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than [83.3]% of the voting power of the surviving or acquiring corporation or its parent entity.

Action by Written Consent

Delaware.  Under Delaware law, and unless otherwise provided in a Delaware corporation’s certificate of incorporation, any action that may be taken at a stockholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. Imageware Delaware’s Certificate of Incorporation does not contain any provision limiting the ability of stockholders to take action by written consent.

California.  Under California law, and unless otherwise provided in a California corporation’s articles of incorporation, any action that may be taken at a shareholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding shares having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. California’s Articles do not contain any provision limiting the ability of shareholders to take action by written consent.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of his, her or its shares in lieu of the consideration he, she or it would otherwise receive in the transaction.

Delaware.  Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available:  (i) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

California.  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right, or transfer of such shares is restricted by the corporation or any law or regulation. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of assets reorganizations. Under California dissenters’ law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value as a result of the proposed action.

Fairness Opinion Requirement

California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under selected provisions of California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

Dissolution

Delaware.  Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Imageware Delaware’s Certificate of Incorporation contains no such supermajority voting requirement.

California.  Under California law, shareholders holding 50% or more of the total voting power of the corporation may elect to require a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.  In any demand for voluntary dissolution by only 50% of the voting power of a California corporation, the Company or, if the Company does not elect to purchase, the shareholders not voting for dissolution of the corporation may avoid the dissolution of the corporation by purchasing for cash at fair value the shares owned by the parties initiating the dissolution proceeding.   In addition, California law provides that 50% or more of the directors in office or shareholders holding 33 1/3% or more of the total outstanding shares may file a complaint in Superior Court for involuntary dissolution on any one or more of the grounds specified under California law.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions are met, such as obtaining required disinterested board approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction. With minor exceptions, the conditions are similar under California and Delaware law.

Loans to Officers and Employees

Delaware.  Under Delaware law, a Delaware corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

California.  Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the corporation’s shareholders unless an employee benefit plan authorizing the loan or guaranty was approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board of directors determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Imageware California’s Bylaws include such a provision.  Imageware California’s Bylaws authorize loans to officers and directors in accordance with California law.

Both Imageware California and Imageware Delaware (assuming the Reincorporation is consummated) are prohibited from making loans to their respective officers and directors pursuant to Section 402 of the Sarbanes-Oxley Act of 2002.

Shareholder Derivative Suits

Delaware.  Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his, her or its stock thereafter devolved upon him, her or it by operation of law. Delaware does not have a bonding requirement.

California.  California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE CORPORATIONS

Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of the California General Corporation Law.  Section 2115 applies provisions of California law to a corporation if more than one-half of the corporation’s outstanding voting securities are held of record by persons having California addresses, and if the average of the “property factor, payroll factor, and sales factor” under California law exceeds 50%.  However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or American Stock Exchange or designated as NASDAQ National Market securities.  Since Imageware Delaware Common Stock will be continue to be quoted on the American Stock Exchange immediately following the Reincorporation, provisions of the California General Corporation Law will not be applied to Imageware Delaware pursuant to Section 2115 immediately following the Reincorporation.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain United States federal income tax considerations that may be relevant to the Company’s shareholders who receive shares of Imageware Delaware Common Stock in exchange for their shares of Imageware California Common Stock as a result of the Reincorporation.  The discussion addresses only the specific United States federal income tax consequences set forth below and does not address any other federal, state, local or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Reincorporation or any other transaction, including any transaction undertaken in connection with the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders of the Company, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of options, nor does it address the tax consequences to holders of options or other rights to acquire shares of Imageware California Common Stock.  IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS.

Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally will result:

(a)                                  No gain or loss will be recognized by holders of Imageware California Common Stock upon receipt of Imageware Delaware Common Stock pursuant to the Reincorporation;

(b)                                 The aggregate tax basis of the Imageware Delaware Common Stock received by each shareholder in the Reincorporation will be equal to the aggregate tax basis of the Imageware California Common Stock surrendered in exchange therefor; and

(c)                                  The holding period of the Imageware Delaware Common Stock received by each shareholder of the Company will include the period for which such shareholder held the Imageware California Common Stock surrendered in exchange therefor, provided that the Imageware California Common Stock was held by the shareholder as a capital asset at the time of the Reincorporation.

The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and Imageware Delaware should succeed, without adjustment, to the federal income tax attributes of Imageware California.

SECURITIES ACT CONSEQUENCES

The shares of the Imageware Delaware common stock to be issued in exchange for shares of Imageware California common stock are not being registered under the Securities Act of 1933. In that regard, Imageware Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of that rule by the SEC, which indicate that the making of certain changes in the Company’s Articles of Incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the Reincorporation, Imageware Delaware will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that Imageware California has previously filed and provided.  Stockholders holding restricted shares of Imageware California common stock will have shares of Imageware Delaware common stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Imageware Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates.  For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of Imageware Delaware common stock on the date full payment of the purchase price was made for the shares of Imageware California common stock.  In summary, Imageware Delaware and its stockholders will be in the same respective positions under Rule 144 after the merger as were Imageware California and its shareholders prior to the merger.

INTEREST OF CERTAIN PERSONS IN, OR IN OPPOSITION TO, MATTERS TO BE ACTED UPON

As the Company anticipates that the officers and directors of Imageware Delaware (who are currently the officers and directors of the Company) will enter into new indemnification agreements, they may be deemed to have a personal interest in the Delaware Reincorporation.  Other than as set forth in the preceding sentence, no person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of state of incorporation that differs from that of other shareholders of the Company. No director of the Company opposed the Delaware Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL ONE.

PROPOSAL TWO

ADJOURNMENT OF THE SPECIAL MEETING

                In the event that there are not sufficient votes present for a quorum or sufficient of votes to approve the Delaware Reincorporation Proposal at the time of the Special Meeting, such proposal could not be approved unless the Special Meeting were adjourned in order to permit further solicitation of proxies from the shareholders.  Proxies that are being solicited by the Company’s Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 45 days and there is no change in the record date for shareholders entitled to vote, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Special Meeting.  A majority of the shares represented and voting at the Special Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL TWO.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter that will be presented for consideration at the special meeting other than the election of directors.  If, however, any other matter should properly come before the special meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

.

By Order of the Board of Directors,

/s/	S. James Miller, Jr.

S. James Miller, Jr.
Chief Executive Officer

San Diego, California

October 28, 2005

ANNEXES

Annex A	Agreement and Plan of Merger dated as of October 27, 2005
Annex B	Certificate of Incorporation of Imageware Delaware
Annex C	Bylaws of Imageware Delaware

ANNEX A

AGREEMENT AND PLAN OF MERGER OF

IMAGEWARE SYSTEMS, INC.,

A DELAWARE CORPORATION

AND

IMAGEWARE SYSTEMS, INC.,

A CALIFORNIA CORPORATION

THIS AGREEMENT AND PLAN OF MERGER, dated this 27th day of October, 2005 (the “Agreement”), is made by and between Imageware Systems, Inc., a Delaware corporation (“Imageware Delaware”), and Imageware Systems, Inc., a California corporation (“Imageware California”).  Imageware Delaware and Imageware California are collectively referred to hereinafter as the “Constituent Corporations.”

R E C I T A L S

A.            Imageware Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of 54,000,000 shares.  The number of shares of preferred stock of Imageware Delaware authorized to be issued is 4,000,000, par value $0.01, of which 750,000 shares have been designated Series B Preferred Stock (the “Imageware Delaware Preferred Stock”).  The number of shares of common stock (the “Imageware Delaware Common Stock”) authorized to be issued is 50,000,000, par value $0.01.  Imageware Delaware is a wholly owned subsidiary of Imageware California.

B.            Imageware California is a corporation duly organized and existing under the laws of the State of California and has a total authorized capital stock of 54,000,000 shares.  The number of shares of preferred stock of Imageware California authorized to be issued is 4,000,000, par value $0.01, of which 750,000 shares have been designated Series B Preferred Stock (the “Imageware California Preferred Stock”).  The number of shares of common stock (the “Imageware California Common Stock”) authorized to be issued is 50,000,000, par value $0.01.

C.            The Board of Directors of each of the Constituent Corporations has determined that it is reasonable, advisable, fair and in the best interests of each of the Constituent Corporations and each of the Constituent Corporations’ stockholders that Imageware California merge with and into Imageware Delaware upon the terms and conditions herein provided.

D.            The respective Boards of Directors and stockholders of Imageware Delaware and Imageware California have approved this Agreement and have directed that this Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Imageware Delaware and Imageware California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.  MERGER

1.1           Merger.  In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware and the California Corporations Code, Imageware California shall be merged with and into Imageware Delaware (the “Merger”), the separate existence of Imageware California shall cease and Imageware Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Imageware Systems, Inc.

1.2           Effectiveness of the Merger.  The Merger shall become effective in accordance with Section 6018 of the California Corporations Code and Section 252 of the General Corporation Law of the State of Delaware.  The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

1.3           Effect of the Merger.  Upon the Effective Date, the separate existence of Imageware California shall cease and Imageware Delaware, as the Surviving Corporation:  (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) shall be subject to all actions previously taken by its and Imageware California’s Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Imageware California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware; (iv) shall continue to be subject to all of the debts, liabilities and obligations of Imageware Delaware as constituted immediately prior to the Effective Date; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Imageware California in the same manner as if Imageware Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

II.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1           Certificate of Incorporation.  The Certificate of Incorporation of Imageware Delaware as in effect immediately prior to the Effective Date of the Merger (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2           Bylaws.  The Bylaws of Imageware Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3           Directors and Officers.  The directors and officers of Imageware California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.  MANNER OF CONVERSION OF STOCK

3.1           Imageware California Common Stock.  Upon the Effective Date, each share of Imageware California Common Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Imageware Delaware Common Stock.  No fractional shares interests of Imageware Delaware Common Stock shall be issued upon such conversion, but shall, instead, be paid in cash by Imageware Delaware to the holder of such shares.

3.2           Imageware California Series B Preferred Stock.  Upon the Effective Date of the Merger, each share of Imageware California Series B Preferred Stock issued and outstanding immediately prior to the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Imageware Delaware Series B Preferred Stock, having such rights, preferences and privileges as set forth in the Certificate of Incorporation of the Surviving Corporation.  Upon the Effective Date of the Merger, each fractional share of Imageware California Series B Preferred Stock issued and outstanding immediately prior to the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for an equivalent fraction of one (1) fully paid and nonassessable share of Imageware

Delaware Series B Preferred Stock, having such rights, preferences and privileges as set forth in the Certificate of Incorporation of the Surviving Corporation.

3.3           Imageware California Equity Incentive Plans

(a)           Upon the Effective Date, the Surviving Corporation shall assume the obligations of Imageware California under Imageware California’s 1994 Employee Stock Option Plan, 1994 Nonqualified Stock Option Plan, 1992 Stock Option Plan and any other stock option grants, purchase rights or plans (collectively, the “Plans”).  Each outstanding and unexercised option to purchase Imageware California Common Stock (an “Option”) under the Plans shall become, subject to the provisions in paragraph (c) of this Section 3.3, an option to purchase the Surviving Corporation’s Common Stock.  No other changes in the terms and conditions of such options will occur.

(b)           One (1) share of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of Options to purchase each one (1) share of Imageware California Common Stock so reserved immediately prior to the Effective Date.

(c)           No “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionholders pursuant to the assumption of their Options.

3.4           Imageware Delaware Common Stock.  Upon the Effective Date of the Merger, each share of Imageware Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Imageware Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Imageware Delaware Common Stock.

3.5           Exchange of Certificates.  On or after the Effective Date, each holder of an outstanding certificate representing shares of Imageware California Common Stock, Imageware California Series A Convertible Preferred Stock or Imageware California Redeemable Preferred Stock, as the case may be, may be asked to surrender the same to Imageware Delaware for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Imageware Delaware Common Stock, Imageware Delaware Series A Convertible Preferred Stock or Imageware Delaware Redeemable Preferred Stock, as the case may be, into which the surrendered shares were converted as herein provided.  Until so surrendered, each outstanding certificate theretofore representing shares of Imageware California Common Stock, Imageware California Series A Convertible Preferred Stock or Imageware California Redeemable Preferred Stock, as the case may be, shall be deemed for all purposes to represent the number of shares of Imageware Delaware Common Stock, Imageware Delaware Series A Convertible Preferred Stock or Imageware Delaware Redeemable Preferred Stock, respectively, into which such shares of Imageware California Common Stock, Imageware California Series A Convertible Preferred Stock or Imageware California Redeemable Preferred Stock, as the case may be, were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Imageware Delaware Common Stock, Imageware Delaware Series A Convertible Preferred Stock or Imageware Delaware Redeemable Preferred Stock, as the case may be, by such outstanding certificate as provided above.

Each certificate representing Imageware Delaware Common Stock, Imageware Delaware Series A Convertible Preferred Stock or Imageware Delaware Redeemable Preferred Stock, as the case may be, so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Imageware California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

If any certificate for shares of Imageware Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Constituent Corporation’s transfer agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Imageware Delaware that such tax has been paid or is not payable.

IV.  CONDITIONS TO THE MERGER

The obligations of the Constituent Corporations under this Agreement are subject to the fulfillment, or the waiver by the parties, on or before the Effective Date, of each of the following:

4.1           The shareholders of Imageware California shall have approved the Merger.

4.2           The sole stockholder of Imageware Delaware shall have approved the Merger.

4.3           All consents required to be obtained by the Constituent Corporations to effect the Merger shall have been obtained.

V.  GENERAL

5.1           Further Assurances.  From time to time, as and when required by Imageware Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Imageware California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by Imageware Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Imageware California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Imageware Delaware are fully authorized in the name and on behalf of Imageware California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.2           Abandonment.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Imageware California or of Imageware Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Imageware California or the sole stockholder of Imageware Delaware.  In the event of the termination of this Agreement, the Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto.

5.3           Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not:  (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.4           Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle, and the The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

5.5           Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10883 Thornmint Road, San Diego, California 92127, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

5.6           Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

5.7           Counterparts.  To facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Imageware Systems, Inc., a Delaware corporation, and the Board of Directors of Imageware Systems, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a Delaware corporation

By:	/s/ S. James Miller, Jr.
S. James Miller, Jr.
President

IMAGEWARE SYSTEMS, INC.,
a California corporation

By:	/s/ S. James Miller, Jr.
S. James Miller, Jr.
Chief Executive officer

ANNEX B

Certificate of Incorporation
of
IMAGEWARE SYSTEMS, INC.

1.  The name of the corporation is Imageware Systems, Inc. (the “Corporation”).

2.  The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

3.  The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows:  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4.  Capitalization.

a)             The total number of shares of all classes of stock that the Corporation is authorized to issue is Fifty-Four Million (54,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock with a par value of $.01 per share (“Common Stock”) and Four Million (4,000,000) shares of Preferred Stock with a par value of $.01 per share (“Preferred Stock”).  No shares of Preferred Stock are designated as “Series A Preferred Stock”.  Seven-Hundred Fifty-Thousand (750,000) shares of Preferred Stock are designated as Series B Preferred Stock.

b)            Common Stock.

i. Dividends.  Subject to the rights, preferences, privileges, restrictions and other matters pertaining to the Preferred Stock that may from time to time be issued, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors of the Corporation (the “Board”).

ii.             Liquidation; Dissolution.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

iii.            Voting Rights.  Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.  There shall be no cumulative voting.

c)             Undesignated Preferred Stock.  The remaining shares of Preferred Stock may be issued from time to time in one or more series.  Subject to the limitations and restrictions in this section 4(c) set forth, the Board, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.  There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this section 4(c) otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

d)            Series B Preferred Stock.  The rights, preferences, restrictions and other matters relating to the Series B Preferred Stock are as follows:

i. Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive cumulative dividends in cash, subject to the availability of, and only out of, any funds legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation; provided, however, that such convertible securities or rights shall not rank, as to dividend or liquidation rights, prior to or on a parity with the Series B Preferred Stock) on the Common Stock or any other series of Preferred Stock or series or class of any other stock of the Corporation and prior and in preference to any payment of monies to any sinking or purchase fund on the common stock or any other series of Preferred Stock or series or class of any other stock of the corporation for the redemption or repurchase thereof, at the rate of $0.2125 per share per annum payable in equal semiannual installments of $0.10625 per share, on the last business day of October and April each year, and upon redemption of the Series B Preferred Stock or conversion thereof as otherwise provided herein. Dividends for less than a full calendar semi-annual period shall be prorated, based on the actual number of days elapsed during such semiannual period, divided by 180 days. Declared dividends on outstanding shares of the Series B Preferred Stock shall be paid to record holders as they appear on the stock register of the Corporation at the close of business on the 15th day of the month containing such dividend date as may be fixed by the board of directors in advance of such dividend date, provided that no such record date shall be more than 30 days prior to such dividend date.

ii.             Liquidation; Dissolution.  (a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or any other series of Preferred Stock or series or class of any other stock of the Corporation by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.50 for each outstanding share of Series B Preferred Stock (hereafter referred to as the “Original Series B Issue Price”) and (ii) an amount equal to accrued but unpaid dividends on such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the amount of such stock owned by each such holder. The Corporation shall mail to each holder of Series B Preferred Stock, at least twenty (20) days prior to any liquidation event, a notice setting forth the date on which such event is expected to become effective and the type and amount of anticipated proceeds per share of Common Stock to be distributed with respect thereto and shall afford each such holder the opportunity to convert such shares of Series B Preferred Stock pursuant to  paragraph iii of this section 4(d) (conditional upon the consummation of such liquidation event) prior to the consummation thereof. (b) a consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation of an acquisition of the Corporation by another entity by means of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (a “Sale”) , shall be deemed to be a liquidation; provided, however, that if holders of Series B Preferred Stock are to receive more than the preferential amounts due them under subsection (a) of this paragraph ii in the Sale, then the Sale shall not be a liquidation and all holders of Series B Preferred Stock shall participate ratably with the holders of Common Stock and the holders of any other series of Preferred Stock with similar rights in proportion to the amount of shares owned by each such holder on an as-converted basis and shall not be entitled to receive any preferential amounts.

iii.            Conversion.  The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)   Right to Convert.  Subject to subsection (c) of this paragraph iii, each share of Series B Preferred Stock plus accrued but unpaid dividends thereon shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series B Issue Price plus the aggregate amount of accrued but unpaid dividends thereon by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series B Preferred Stock shall be the Original Series B Issue Price; provided however, that the Conversion Price for the Series B Preferred Stock shall be subject to adjustment as set forth in subsection (c) of this paragraph iii.

(b)   Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed in blank, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities.

(c)   Conversion Price Adjustments of Preferred Stock. The Conversion Price of the Series B Preferred Stock shall be subject to adjustment from time to time as follows: (i) In the event the Corporation should at any time or from time to time after the date of the issuance of any shares of Series B Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to Common Stock Equivalents or other rights or securities of the Corporation; and (ii) If the number of shares of Common stock outstanding at any time after the date of the issuance of any shares of Series B Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(d)   Other Distributions. In the event the Corporation shall declare a distribution with respect to the outstanding shares of Common Stock payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets or options or rights not referred to in subsection (c) of this section iii then, in each such case for the purpose of this subsection (d) of section iii, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(e)   Recapitalizations. If at any time or from time to time there shall be a capital reorganization of the Corporation or any reclassification of the Common Stock or in case of the consolidation or merger of the Corporation with any other person or entity or in case of any sale, conveyance or disposition of all or substantially all of the assets of the Corporation to an affiliate of the Corporation (other than a subdivision, combination a liquidation or a Sale as provided for elsewhere herein), the Corporation and the person or entity formed by such consolidation or resulting from such capital reorganization, reclassification of capital stock or merger, as the case may be, shall make provision in the articles or certificate of incorporation or other governing instruments of such person such that each share of Series B Preferred Stock shall thereafter be convertible only into the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance or disposition, as the case may be, by a holder of the number of shares of common Stock into which such shares of Series B Preferred Stock was convertible immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance or disposition. In any such case, appropriate adjustment shall be made in the application of the provisions of this section 4(d) with respect to the rights of the holders of the Series B Preferred Stock after such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance or disposition to the end that the provisions of this section 4(d) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(f)    No Fractional Shares and Certificate as to Adjustments.  (i) No fractional shares shall be issued upon conversion of the Series B Preferred Stock. If any fractional interest in shares of Common Stock would, except for the provisions of this subsection 4(f), be deliverable upon the conversion of any Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefore, adjust such fractional interest by payment to the holder of such converted Series B Preferred Stock an amount in cash equal to the current market value of such fractional interest (computed to the nearest cent). Whether or not cash in lieu of fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series B Preferred Stock pursuant to this paragraph iii of section 4(d), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

(g)   Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h)   Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion o f all then outstanding shares of the Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(i)    Notices.  Any notice required by the provisions of this section 4 to be given to the holder of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

iv.            Voting Rights.

(a)   The holder of each share of Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders, meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

(b)   Election of Directors.  Notwithstanding subsection iv.(a) above, so long as the Corporation is in default in the payment of any dividends due the holders of Series B Preferred Stock, the holders of Series B Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation and the holders of Series B Preferred Stock and Common Stock, voting on an as converted basis, shall be entitled to elect the remaining directors of the Corporation. At such time as the Corporation is no longer in default on the payment of any dividends due the holders of Series B Preferred Stock, the special voting provisions set forth in the preceding sentence shall no longer be effective and the voting provisions of section iv(a) above shall apply. The director elected by the holders of Series B Preferred Stock shall thereupon be deemed to have resigned. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series B Preferred Stock then outstanding shall constitute a quorum of the Series B Preferred Stock for the election of directors to be elected solely by the holders of Series B Preferred Stock. A vacancy in any directorship elected by the holders of Series B Preferred Stock shall be filled only by vote of the holders of Series B Preferred Stock and a vacancy in the directorship elected by the holders of Series B Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series B Preferred Stock and Common Stock voting together as provided above.

v.             Redemption.

(a)   Redemption by the Corporation. (i) The Corporation shall have the right, but not the obligation, exercisable at any time or from time to time after December 31, 2000, upon at least sixty (60) days’ prior written notice to the holders of the outstanding shares of Series B Preferred Stock to redeem all or some of the outstanding shares of Series B Preferred Stock, pro rata, by paying a sum per share equal to the Original Series B Issue Price (subject to adjustments as a result of distributions, if any, made pursuant to subsection iii(c) plus an amount equal to all accrued but unpaid dividends, if any, through the date of redemption. (ii) In compliance with the applicable notice period set forth in this subsection v(a), the Corporation shall mail, postage prepaid, to each holder of record of Series B Preferred Stock to be redeemed, at such holder’s address last shown on the records of the Corporation, notifying such holder of such redemption, specifying the date fixed for the redemption (the “Redemption Date”), which shall also be the date on which such holder’s Conversion Rights as to the shares called for redemption shall terminate, and calling upon such holder to surrender to the Corporation, and in the manner and at the place designated, such holder’s certificate or certificates representing the shares of Series B Preferred Stock to be redeemed (such notice is hereinafter referred to as the “Redemption Notice”), On or prior to the Redemption Date, each holder of the Series B Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the appropriate redemption price as specified in this subsection v(a) (the “Redemption Price”) of such shares (except that such number of shares shall be reduced by the number of shares which shall have been converted pursuant to subsection 3 hereof between the date of notice of redemption and the date on which Conversion Rights to such shares terminate) shall be payable to the order of the person whose name appears on such certificate or certificates as the owner therefor and each surrendered certificate shall be canceled. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price (whether because there is no source of funds legally available for such redemption or because such funds shall not be paid or made available for payment), all rights of the holders of the Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

(b)   Redemption Consideration. Amounts to be paid pursuant to subsection v(a) above shall be paid, at the sole discretion of the Corporation, in cash or notes or any combination of cash and notes. The notes, if issued by the Corporation in satisfaction of the redemption of Series B Preferred Stock, shall bear interest, payable monthly, at ten percent (10%) per annum and shall provide for repayment of the principal amount in two equal installments on the next two immediately succeeding anniversary dates of the date of redemption of the shares of Series B Preferred Stock so requested to be redeemed.

(c)   Surrender of Certificate. Except as prohibited pursuant to applicable California corporate law, on or after the Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less\ than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(d)   No Dividends After Redemption. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all dividends on the Series B Preferred Stock designated for redemption in the Redemption Notice shall cease to accrue, all rights of the holders of such shares as holder of Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of Preferred Stock which may from time to time come into existence, if the funds of the Corporation legally available for redemption on shares of Series B Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of Preferred Stock which may from time to time come into existence, at any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed; provided, however, that this Corporation shall give ten (10) days advance written notice to each such holder of shares to be redeemed that the Corporation at that time has funds available for the redemption of shares of Series B Preferred Stock, and any such holder may direct that the Corporation not redeem any or all of that holder’s remaining shares previously requested by that holder to be redeemed, and such shall not be redeemed, so long as written notice of such direction is received by the Corporation no later than ten (10) days after this Corporation’s advance notice was given.

vi.            Covenants. So long as the Corporation is in default on any provision of this section 4(d), the Corporation shall not repurchase or redeem any shares of Common Stock or any shares of any series of Preferred Stock of the Corporation, except for shares of Series B Preferred Stock.

vii.           Reissuance of Series B Preferred Stock. Any share or shares of Series B Preferred Stock or of any other series or class of stock of the Corporation acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be restored to the status of authorized by unissued shares of Preferred Stock.

viii.          Residual Rights.  Preferred Stock shall not have any pre-emptive rights.  All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

5.  Bylaws.  The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

6.  Election of Directors.  Except as otherwise provided by resolutions of the Board of Directors designating the rights, powers and preferences of any Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased from time to time, exclusively by resolution of a majority of the directors then in office, in accordance with the Corporation’s bylaws.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

7.  Removal of Directors.  Subject to any limitations imposed by law and to any rights of any class or series of Preferred Stock having the right to elect directors under specified circumstances, any director may be removed from office with or without cause by the affirmative vote of the holders of the majority of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting as a single class.

8.  Creditors.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

9.  Amendment.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10.  Director Liability; Indemnification.  To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  This section 10 does not affect the availability of equitable remedies for breach of fiduciary duties.  To the extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others. Any repeal or modification of any of the foregoing provisions of this section 10 shall be prospective and shall not adversely affect any right or protection of a Director, officer, agent or other person existing at the time of, or increase the liability of any Director with respect to any acts or omissions of such Director occurring prior to, such repeal or modification.

11.  Action By Stockholders.  Any corporate action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation (either by hand or by certified or registered mail, return receipt requested) at its registered office in the State of Delaware or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

The Board of Directors of the Corporation, by action of directors not interested in the action, is authorized to renounce any such business opportunity or class or category of business opportunity presented to one or more of the Corporation’s officers, directors or stockholders.

The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address

S. James Miller, Jr.	10883 Thornmint Road
San Diego, CA 92127

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this 24th day of October, 2005.

/s/ S. James Miller, Jr.
S. James Miller, Jr., Sole Incorporator

ANNEX C

BYLAWS

OF

IMAGEWARE SYSTEMS, INC.

a Delaware corporation

C-i

C-ii

BYLAWS

OF

IMAGEWARE SYSTEMS, INC.,
a Delaware corporation

ARTICLE 1

OFFICES

Section 1.1            Registered Office.

The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2            Other Offices.

The corporation shall also have and maintain an office or principal place of business at 10883 Thornmint Road, San Diego, California 92127, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

Section 2.1            Place of Meetings.

Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.

Section 2.2            Annual Meetings.

The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 2.3            Special Meetings.

Special Meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors  or by any  stockholder or stockholders holding in the aggregate 10% or more of the voting power of all stockholders.  If a special meeting is called by anyone other than the Board of Directors, the person or persons calling the meeting may deliver a written request in person, sent by registered mail or by telegraphic or other facsimile transmission, to the Chairman of the Board, President or

Secretary of the Corporation, specifying the date and time of the meeting (which shall not be less than 35 nor more than 60 days following receipt of the request) and the general nature of the business proposed to be transacted.  Within seven days following receipt of the request, the Secretary shall call a special meeting of stockholders to be held at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof at such time as the Secretary may fix, and if the Secretary shall neglect or refuse to call such meeting within such seven day period following receipt of the request, the person or persons making such request may provide notice to the stockholders of the meeting.

Section 2.4            Notice of Meetings.

(a)           Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

(b)           If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)           Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 2.5            Quorum and Voting.

(a)           At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting.  In the absence of a quorum, any meeting of stockholders may be adjourned by the chairman of the meeting or by a vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted by the stockholders at such meeting.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting.  The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)           Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

(c)           Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6            Voting Rights.

(a)           Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting.  Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)           Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used.  Said proxy so appointed need not be a stockholder.  No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period.  Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

(c)           Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1)           A stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)           A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)           Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7            Voting Procedures and Inspectors of Elections.

(a)           The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)           The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)           In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8            List of Stockholders.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  The corporation need not include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9            Stockholder Proposals at Annual Meetings.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10         Nominations of Persons for Election to the Board of Directors.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.  These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11         Action Without Meeting.

(a)           Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(b)           A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder, and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission.  The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.  Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

(c)           Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE 3

DIRECTORS

Section 3.1            Number and Term of Office.

The number of directors of the corporation shall not be less than four (4) nor more than seven (7) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.1 duly adopted by the vote or written consent of holders of a majority of the outstanding shares or by the Board of Directors.  The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.  Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at six (6).

With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2            Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3            Vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his successor shall have been duly elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4            Resignations and Removals.

(a)           Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

(b)           At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

Section 3.5            Meetings.

(a)           The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting.  No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

(c)           Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by any of the directors.

(d)           Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6            Quorum and Voting.

(a)           A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)           Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7            Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.8            Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9            Committees.

(a)           Committee Formation and Powers. The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the General Corporation Law.

(b)            Term. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c)           Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

Section 4.1            Officers Designated.

The officers of the corporation shall be a President, a Secretary and a Treasurer.  The Board of Directors or the President may also appoint a Chairman of the Board, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary.  The order of the seniority of the Vice-

Presidents shall be in the order of their nomination unless otherwise determined by the Board of Directors.  The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2            Tenure and Duties of Officers.

(a)           General:  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)           Duties of the Chairman of the Board of Directors:  The Chairman of the Board of Directors (if there be such an officer appointed) shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)           Duties of President:  The President shall be the chief executive officer of the corporation shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)           Duties of Vice-Presidents:  The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant.  The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)           Duties of Secretary:  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice.  The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)            Duties of Treasurer:  The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of

Directors or the President.  The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1            Execution of Corporate Instruments.

(a)           The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)           Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer.  All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)           All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

(d)           Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2            Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE 6

SHARES OF STOCK

Section 6.1            Form and Execution of Certificates.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2            Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3            Transfers.

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4            Fixing Record Dates.

(a)           In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held.  A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5            Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE 8

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 8.1            Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation.  The right to indemnification conferred in this Article shall be a contract right.

Section 8.2            Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.  Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate.  Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 8.3            Right of Claimant to Bring Suit.

If a claim under Section 8.1 or 8.2 of this Article is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  The burden of proving such a defense shall be on the corporation.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.4            Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 8.5            Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 8.6            Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 8.7            Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8.8            Effect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 8.9            Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 8.10         No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE 9

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given.  Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director.  If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same.  It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE 10

AMENDMENTS

These Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 of Article II, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.  The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, or term of office of directors.

CERTIFICATE OF SECRETARY

The undersigned, Secretary of Imageware Systems, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

WITNESS the signature of the undersigned this 27th day of October, 2005.

/s/ Wayne Wetherell
Wayne Wetherell, Corporate Secretary

FORM OF PROXY

IMAGEWARE SYSTEMS, INC.

SPECIAL MEETING OF SHAREHOLDERS

December 15, 2005

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. James Miller, Jr. and Wayne Wetherell, and each of them, with full power of substitution as proxies and agents, in the name of the undersigned, to attend the Special Meeting of Shareholders of Imageware Systems, Inc., a California corporation (“Imageware”), to be held at the Radisson Suite Hotel, Rancho Bernardo, 11520 West Bernardo Court, San Diego, California  92127, on Wednesday, December 15, 2005, at 11:00 a.m. local time, or any adjournment thereof, and to vote the number of shares of Imageware’s Common Stock that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF BOTH PROPOSALS.

1. PROPOSAL 1.  Approval of Reincorporation from California to Delaware.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. PROPOSAL 2.  In their discretion, the proxy agents named above are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof., including any motion to adjourn to a later date to permit solicitation or receiving of additional proxies necessary to achieve a quorum or a favorable vote on Proposal 1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory. Receipt of the Notice of Annual Meeting of Shareholder is hereby acknowledged by the undersigned.

Dated:                                          , 2005

Signature

Name, typed or printed

Tax identification or social security number